UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 9, 2007

THE CHILDREN’S PLACE RETAIL STORES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-23071	31-1241495
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

915 Secaucus Road, Secaucus, New Jersey, 07094
(Address of Principal Executive Offices) (Zip Code)

(201) 558-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR      240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR      240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 9, 2007, we received a NASDAQ Staff Determination letter from the NASDAQ Stock Market. The letter states that because the Company has not filed its Annual Report on Form 10-K for the fiscal year ended February 3, 2007, with the Securities and Exchange Commission, NASDAQ, pursuant to Marketplace Rule 4310(c)(14), has an additional basis for delisting the Company's securities from The NASDAQ Global Select Market. In accordance with Marketplace Rule 4804(c), the Company will respond in regard to this additional deficiency as part of the pending review. The letter states that the Panel will consider this matter in rendering its determination about our continued listing.

On April 13, 2007 we issued a press release announcing receipt of the NASDAQ Staff Determination letter.

[SIGNATURE BLOCK FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHILDREN’S PLACE RETAIL STORES, INC.

Dated: April 13, 2007	By:	/s/Susan Riley
Name: Susan Riley
Title: Executive Vice President, Finance and Administration